                                                                   EXHIBIT 10.9





                             CHIEF AUTO PARTS INC.





                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN





                           Effective January 1, 1992

                             CHIEF AUTO PARTS INC.

                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS



                                   ARTICLE I
                                  DEFINITIONS

1.1      Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
1.2      Active Participant . . . . . . . . . . . . . . . . . . . . . . .      1
1.3      Authorized Leave of Absence  . . . . . . . . . . . . . . . . . .      1
1.4      Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.5      Board of Directors . . . . . . . . . . . . . . . . . . . . . . .      2
1.6      Claimant . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.7      Change in Control  . . . . . . . . . . . . . . . . . . . . . . .      2
1.8      Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.9      Compensation . . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.10     Contributions  . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.11     Disability . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
1.12     Eligibility Service  . . . . . . . . . . . . . . . . . . . . . .      3
1.13     Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . .      3
1.14     Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.15     Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.16     Employment Commencement Date . . . . . . . . . . . . . . . . . .      3
1.17     Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.18     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.19     Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.20     Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
1.21     Inactive Participant . . . . . . . . . . . . . . . . . . . . . .      3
1.22     Matching Contributions . . . . . . . . . . . . . . . . . . . . .      3
1.23     Matching Contributions Account . . . . . . . . . . . . . . . . .      3
1.24     Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . .      4
1.25     Normal Retirement Date . . . . . . . . . . . . . . . . . . . . .      4
1.26     Participant  . . . . . . . . . . . . . . . . . . . . . . . . . .      4
1.27     Period of Service  . . . . . . . . . . . . . . . . . . . . . . .      4
1.28     Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
1.29     Plan Committee . . . . . . . . . . . . . . . . . . . . . . . . .      4
1.30     Plan Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . .      4
1.31     Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
1.32     Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . .      4
1.33     Salary Deferral Contributions Account  . . . . . . . . . . . . .      4

1.34     Salary Deferral Contributions  . . . . . . . . . . . . . . . . .      4
1.35     Salary Reduction Agreement . . . . . . . . . . . . . . . . . . .      5
1.36     Spouse . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
1.37     Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
1.38     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
1.39     Vested Account . . . . . . . . . . . . . . . . . . . . . . . . .      5
1.40     Vesting Service  . . . . . . . . . . . . . . . . . . . . . . . .      5
1.41     Year of Service  . . . . . . . . . . . . . . . . . . . . . . . .      5

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1      Active Participant . . . . . . . . . . . . . . . . . . . . . . .      6
2.2      Participation in the Plan  . . . . . . . . . . . . . . . . . . .      6
2.3      Inactive Participant . . . . . . . . . . . . . . . . . . . . . .      6
2.4      Cessation of Participation . . . . . . . . . . . . . . . . . . .      7

                                   ARTICLE III
                          CONTRIBUTIONS AND ALLOCATIONS

3.1      Salary Deferral Contributions  . . . . . . . . . . . . . . . . .      8
3.2      Matching Contributions . . . . . . . . . . . . . . . . . . . . .      9

                                   ARTICLE IV
          ALLOCATIONS OF EARNINGS AND LOSSES TO PARTICIPANTS' ACCOUNTS

4.1      Individual Accounts  . . . . . . . . . . . . . . . . . . . . . .     11
4.2      Valuation of Accounts  . . . . . . . . . . . . . . . . . . . . .     11
4.3      Valuation of the Matching Contributions Accounts . . . . . . . .     11
4.4      Valuation of the Salary Deferral Contributions
         Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
4.5      Guaranteed Interest Fund . . . . . . . . . . . . . . . . . . . .     13
4.6      Equity Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .     13
4.7      Government Securities Income Fund  . . . . . . . . . . . . . . .     13

                                    ARTICLE V
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

5.1      Vesting of Accounts  . . . . . . . . . . . . . . . . . . . . . .     14
5.2      Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . .     14
5.3      Determination of Benefits Upon Retirement  . . . . . . . . . . .     15
5.4      Determination of Benefits Upon Death or Disability . . . . . . .     15

5.5      Determination of Benefits Upon
         Termination of Employment  . . . . . . . . . . . . . . . . . . .     15
5.6      Timing of Distributions  . . . . . . . . . . . . . . . . . . . .     15
5.7      Form of Payment  . . . . . . . . . . . . . . . . . . . . . . . .     16
5.8      Designation of Beneficiary . . . . . . . . . . . . . . . . . . .     16
5.9      Distribution for Minor Beneficiary . . . . . . . . . . . . . . .     17
5.10     Location of Participant or Beneficiary Unknown . . . . . . . . .     17
5.11     Benefits Payable from General Assets . . . . . . . . . . . . . .     17

                                   ARTICLE VI
                               FORMER PARTICIPANTS

6.1      Years of Service . . . . . . . . . . . . . . . . . . . . . . . .     18

                                   ARTICLE VII
                               PLAN ADMINISTRATION

7.1      Administration . . . . . . . . . . . . . . . . . . . . . . . . .     19
7.2      Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
7.3      Information Available  . . . . . . . . . . . . . . . . . . . . .     20
7.4      Powers and Responsibilities  . . . . . . . . . . . . . . . . . .     20
7.5      Assignment and Designation of Administrative
         Authority/Compensation of Plan Committee . . . . . . . . . . . .     20
7.6      Allocation and Delegation of Responsibilities  . . . . . . . . .     21
7.7      Powers, Duties and Responsibilities  . . . . . . . . . . . . . .     22
7.8      Appointment of Advisors  . . . . . . . . . . . . . . . . . . . .     23
7.9      Information from Plan Sponsor  . . . . . . . . . . . . . . . . .     23
7.10     Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . .     23
7.11     Majority Actions . . . . . . . . . . . . . . . . . . . . . . . .     23
7.12     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . .     24
7.13     Interpretation . . . . . . . . . . . . . . . . . . . . . . . . .     24
7.14     Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . .     24
7.15     Claims Review Procedure  . . . . . . . . . . . . . . . . . . . .     25

                                  ARTICLE VIII
                        AMENDMENT, TERMINATION AND MERGER

8.1      Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
8.2      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . .     26
8.3      Successor Plan Sponsor . . . . . . . . . . . . . . . . . . . . .     26

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1      Participant's Rights . . . . . . . . . . . . . . . . . . . . . .     27
9.2      Alienation . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
9.3      Construction . . . . . . . . . . . . . . . . . . . . . . . . . .     27
9.4      Legal Action . . . . . . . . . . . . . . . . . . . . . . . . . .     28
9.5      Receipt and Release for Payments . . . . . . . . . . . . . . . .     29
9.6      Action by the Plan Sponsor or Employer . . . . . . . . . . . . .     29
9.7      Provisions Relating to the Insurer and Other Parties . . . . . .     29
9.8      Uniformity . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
9.9      No Guarantee of Interests  . . . . . . . . . . . . . . . . . . .     30

                             CHIEF AUTO PARTS INC.
                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN

                                  INTRODUCTION


         THIS PLAN, hereby adopted, made and entered into by CHIEF AUTO PARTS INC., a Delaware corporation (the "Plan Sponsor"), is established as a nonqualified, defined contribution employees' retirement plan that has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the Internal Revenue Code of 1986, including any later amendments thereto, for employees of the Plan Sponsor that are highly compensated or management employees. The Plan Sponsor agrees to operate this Plan according to the terms, provisions and conditions set forth in this document. Any funds accumulated for purposes of providing benefits under this Plan are fully available to satisfy the claims of the Plan Sponsor's creditors. Participants have no greater rights with regard to such funds than any other general creditor of the Plan Sponsor.

         The Plan Sponsor has established the Chief Auto Parts Inc. Nonqualified Executive Retirement Trust to which it may contribute to provide the benefits under this Plan. Participants shall not have any right, title or interest in the Trust.

Effective January 1, 1992, the Plan Sponsor adopts this Plan in its entirety to provide as follows:

                                   ARTICLE I

                                  DEFINITIONS


         Words and phrases defined in this Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise, and, where appropriate, shall include the conjunctive and disjunctive form of the term defined.

1.1 "Account" means the total interest of a Participant under this Plan consisting of his Salary Deferral Contributions Account and his Matching Contributions Account. The amounts credited to a Participant's Accounts are for bookkeeping purposes only and do not entitle a Participant to any account or fund of the Plan Sponsor. That portion of the Participant's Account attributable to Salary Deferral Contributions shall be 100% vested and nonforfeitable at all times without regard to the age or Years of Service of the Participant.

1.2 "Active Participant" means an Eligible Employee who is actively participating in the Plan according to the provisions of Section 2.1(a) hereof.

1.3 "Authorized Leave of Absence" means any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns at the end of the period of authorized absence. Absence due to mandatory military service in the Armed Forces of the United States (including enlistment in lieu of impending mandatory service) shall be considered as an Authorized Leave of Absence. Such an Authorized Leave of Absence shall not constitute a termination of the Employee's employment provided such Employee returns to active employment with the Employer at or prior to the expiration of such Authorized Leave of Absence. If the Employee does not return to active employment with Employer at the expiration of such Authorized Leave of Absence, his employment will be considered terminated as of the date on which his Authorized Leave of Absence began.

1.4 "Beneficiary" means the person or persons (natural or otherwise) designated by a Participant or the Plan in accordance with Section 5.8 hereof to receive any benefits under this Plan payable upon the Participant's death.

1.5 "Board of Directors or Board" means the Board of Directors of the Plan Sponsor or any committee of the Board authorized to act on its behalf.


1.6 "Claimant" means any person who has made a claim for benefits pursuant to Article VII of this Plan.

1.7 "Change in Control" means (i) a merger or consolidation of the Plan Sponsor with or into another entity in which the Plan Sponsor is not the surviving corporation, (ii) a merger or consolidation of the Plan Sponsor with or into another entity in which the Plan Sponsor is the surviving corporation but the holders of the Plan Sponsor's common stock are required to exchange their shares for cash, property and/or securities, or (iii) a sale or lease of all or substantially all of the assets of the Plan Sponsor.

1.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.9 "Compensation" means an Employee's W-2 earnings; the total earnings paid or made available to an Employee by the Employer during any specified period, including employer contributions made pursuant to a salary reduction agreement that are not includible in the gross income of the Employee under Code Sections 125, 402(a)(8), or 402(h); provided, however, that car allowances and stock options shall be excluded from Compensation for purposes of this Plan.

1.10 "Contributions" means Salary Deferral Contributions and Matching Contributions as set out in Article III, unless the context clearly indicates otherwise.

1.11 "Disability" means a physical or mental condition that permanently prevents an Employee from satisfactorily performing his usual duties for the Employer or the duties of such other position or job which the Employer makes available to him and for which such Employee is qualified by reason of his training, education or experience. Receipt of disability benefits under the Social

Security Act shall be considered to be sufficient evidence of disability. Otherwise, the Plan Committee reserves the right to have a Participant examined by a physician selected by it at reasonable intervals to determine whether a Participant continues to be disabled. If a Participant shall refuse to be so examined, he shall automatically be deemed no longer disabled.

1.12 "Eligibility Service" means an Employee's Period of Service with the Employer, expressed as whole years.

1.13 "Eligible Employee" means any Employee who is invited by the Employer to participate in the Plan and who is in a select group of highly-compensated or management employees.

1.14     "Employee" means an individual who is employed by the Employer.

1.15     "Employer" means Chief Auto Parts Inc.

1.16 "Employment Commencement Date" means the date on which an Employee first performs an hour of service for the Employer.

1.17 "Entry Date" means the date an Employee first enters the Plan as an Active Participant pursuant to Section 2.1(a) hereof.

1.18 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19 "Fiscal Year" means the Employer's taxable year. The Fiscal Year ends on the last Sunday in December of each year.

1.20 "Forfeiture" means that portion of the Participant's Matching Contributions Account that have been forfeited by such Participant pursuant to
Section 5.2 hereof.

1.21 "Inactive Participant" means a former Active Participant who is described in Section 2.3 and has an Account hereunder.

1.22 "Matching Contributions" means contributions made by the Employer pursuant to Section 3.2 hereof.

1.23 "Matching Contributions Account" means the portion of the Participant's Account that is credited with Matching Contributions under Section 3.2 hereof, together with earnings attributable to such contributions.

1.24     "Normal Retirement Age" means 65 years of age.

1.25 "Normal Retirement Date" means the first day of the month on or after the date the Participant reaches his Normal Retirement Age.

1.26     "Participant" means either an Active Participant or an Inactive
Participant.

1.27 "Period of Service" means the Employee's Years of Service during the period commencing on the Employee's Employment Commencement Date and ending on the date of his termination of employment. In the event that a Participant is reemployed, his Period of Service prior to his reemployment date shall be disregarded with respect to any amounts credited to his Accounts after his reemployment date.

1.28 "Plan" means the Chief Auto Parts Inc. Nonqualified Executive Retirement Plan set forth in this document, including any later amendments to it.

1.29 "Plan Committee" means the person(s) appointed by the Board of Directors of the Plan Sponsor to assist in the administration of the Plan. The Plan Committee shall serve at the pleasure of the Plan Sponsor pursuant to
Article VII hereof.

1.30     "Plan Sponsor" means Chief Auto Parts Inc.

1.31 "Plan Year" means the Plan's accounting year of twelve (12) consecutive months commencing on January 1st and ending on the following December 31st.

1.32     "Retirement Date" means the date a retirement benefit will begin.

1.33 "Salary Deferral Contributions" means contributions made to the Plan on behalf of a Participant pursuant to Section 3.1 hereof.

1.34 "Salary Deferral Contributions Account" means the portion of a Participant's Account credited with Salary Deferral Contributions made pursuant to Section 3.1 hereof, with earnings attributable to such contributions.

1.35 "Salary Reduction Agreement" means an agreement between a Participant and the Employer, pursuant to which the Participant shall agree to have the Employer withhold the appropriate amount of such Participant's Compensation as designated and set forth therein pursuant to Section 3.1(a) hereof, and, in lieu of receiving such amount in cash, to have the Employer credit the Participant with such amount as a Salary Deferral Contribution.

1.36 "Spouse" means the spouse of a Participant who was legally married to the Participant under the laws of the jurisdiction in which the marriage was contracted at the time of the Participant's death or actual Retirement Date.

1.37 "Trust" means the Chief Auto Parts Inc. Nonqualified Executive Retirement Trust entered into between the Plan Sponsor and the Trustee, as amended from time to time.

1.38 "Trustee" means the persons named as trustee pursuant to the Trust or any duly appointed, qualified or acting successor trustee that assumes responsibility and liability under the Trust.

1.39 "Vested Account" means the part of a Participant's Account which is nonforfeitable pursuant to Section 5.1 hereof.

1.40 "Vesting Service" means an Employee's Period of Service with the Employer, expressed as whole years. Years of Service with The Southland Corporation will be included as Vesting Service with the Employer for those Employees who were hired from The Southland Corporation on or before December 31, 1988.

1.41 "Year of Service" means a whole year of the Employee's Period of Service. An Employee's number of Years of Service shall be equal to a number of whole calendar years of the Employee's Period of Service. In order to determine the number of whole years of an Employee's Period of Service, nonsuccessive Periods of Service shall not be aggregated.

                                   ARTICLE II

                         ELIGIBILITY AND PARTICIPATION

2.1      ACTIVE PARTICIPANT

         (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the first day on or after January 1, 1992, on which he is an Eligible Employee, has completed one year of Eligibility Service, and has executed a Salary Reduction Agreement pursuant to Section 2.2 hereof.

         (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an hour of service as an Eligible Employee, executes a Salary Reduction Agreement, and such Agreement is approved by the Plan Committee.

              Upon again becoming an Active Participant, a Participant shall cease to be an Inactive Participant.

         There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

2.2      PARTICIPATION IN THE PLAN

         An Eligible Employee who is invited to participate in this Plan and meets the requirements of Section 2.1 must execute a Salary Reduction Agreement, effective with respect to Compensation which has not been earned, and agree to the terms of this Plan. The Employee shall supply all information, including designation of Beneficiary form, required by the Plan Sponsor in such manner and at such time as determined by the Plan Sponsor. Upon the execution of a Salary Reduction Agreement, such Eligible Employee shall automatically be bound by the terms and conditions of the Plan.

2.3      INACTIVE PARTICIPANT

     An Active Participant shall become an Inactive Participant on the earlier of the following:

         (a)  The date on which he ceases to be an Eligible Employee;

         (b) The date he ceases making Salary Deferral Contributions to the Plan; or

         (c)  The effective date of complete termination of the Plan.

         An Active Participant may modify or revoke his Salary Reduction Agreement at such times and in the manner set forth in Section 3.1.

2.4      CESSATION OF PARTICIPATION

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and the value of his Account is zero.

                                  ARTICLE III

                         CONTRIBUTIONS AND ALLOCATIONS

3.1      SALARY DEFERRAL CONTRIBUTIONS

         For any Plan Year, each Participant may enter into a Salary Reduction Agreement in which he elects to have allocated to his Salary Deferral Contributions Account any whole percentage of not less than 1% and not more than 20% of his Compensation.

         (a) Salary Reduction Agreements. All Salary Reduction Agreements shall be made at the time, in the manner and subject to the conditions specified by the Plan Committee.

         (b) Participant Amendment of Salary Reduction Agreement. A Participant may change the rate of Salary Deferral Contributions to his Salary Deferral Contributions Account twice each Plan Year, provided the Plan Committee receives the amended Salary Reduction Agreement at least 15 days prior to the effective date of the change. Amended Salary Reduction Agreements shall be effective as of the first full payroll period beginning 15 days after the receipt of the notice of the change. Amended Salary Reduction Agreements that are received within 15 days of the proposed effective date of the change shall not be effective until after the next following full payroll period.

              A Participant may suspend his Salary Reduction Agreement twice each Plan Year with respect to Compensation not yet paid, provided the Plan Committee receives notice of the suspension at least 15 days prior to the effective date of the change. The effective date of the suspension shall be the first full payroll period beginning 15 days after receipt of the notice of the suspension. Suspension notices that are received within 15 days of the proposed effective date of the change shall not be effective until after the next following full payroll period.

              A Participant's election shall remain in effect for future Plan Years until revoked.

         (c) Termination of Employment, Death or Retirement. Upon the termination of employment, death or retirement of the Participant, such Participant's Salary Reduction Agreement shall become void, except as to Compensation earned but unpaid as of the date of such termination, death or retirement.

         (d) Date of Salary Deferral Contributions. Salary Deferral Contributions shall be credited to the appropriate Salary Deferral Contributions Accounts as soon as administratively feasible.

3.2      MATCHING CONTRIBUTIONS

         Unless otherwise provided by resolution of the Board of Directors by June 30 following the end of each Plan Year, the Employer shall, for each Plan Year, credit the Matching Contributions Accounts of the Participants with an amount equal to one-half of the Salary Deferral Contributions for any Plan Year excluding all Salary Deferral Contributions in excess of 10% of a Participant's Compensation. The Matching Contributions for the Plan Year shall be credited to each Participant as follows:

         (a) Matching Contributions. The Matching Contribution for the Plan Year, if any, shall be credited to the Matching Contributions Account of each Participant eligible to share in such contribution pursuant to Section 3.2(b) hereof by June 30 following the end of the Plan Year, in the same proportion that such Participant's Salary Deferral Contributions for the Plan Year bears to the Salary Deferral Contributions of all such Participants made to the Plan for such Plan Year. Provided, however, that Salary Deferral Contributions in excess of 10% of such Participant's Compensation for the Plan Year will not be considered for purposes of this Subsection (a).

         (b) Requirements for Sharing in Matching Contributions. The Matching Contributions shall be credited to: (1) Participants who made Salary Deferral Contributions during the Plan Year and who are still employed by the

              Employer at the end of the Plan Year; and (2) Inactive Participants who were Participants in the Plan during the Plan Year, who made Salary Deferral Contributions during the Plan Year, and who have terminated employment with the Employer due to retirement on or after Normal Retirement Age, death or Disability.

                                   ARTICLE IV

                          ALLOCATIONS OF EARNINGS AND
                        LOSSES TO PARTICIPANTS' ACCOUNTS

4.1      INDIVIDUAL ACCOUNTS

         Adequate records shall be created and maintained to disclose the interest under the Plan of each Active Participant, Inactive Participant and Beneficiary. Such records shall be in the form of individual accounts and credits and charges shall be made to such accounts in the manner herein described. Each Participant shall have a Salary Deferral Contributions Account and a Matching Contributions Account. The maintenance of individual accounts is only for accounting purposes.

4.2      VALUATION OF ACCOUNTS

         At the close of each day, the Accounts of Active Participants and Inactive Participants shall be adjusted to reflect payments of benefits and to reflect transfers of benefits to or for the benefit of any Active Participant or Inactive Participant and to reflect earnings and losses as determined in accordance with this Article.

4.3      VALUATION OF THE MATCHING CONTRIBUTIONS ACCOUNTS

         The Matching Contributions Accounts of all Participants shall be adjusted at the close of each day for the performance of one or more investment funds designated by the Plan Sponsor or an officer of the Plan Sponsor to whom such authority has been delegated. Each Matching Contributions Account shall be credited with the income or losses that would have been earned or incurred if the Matching Contributions Account had been invested in such investment funds designated by the Plan Sponsor or an officer to whom such authority has been delegated. The Plan Sponsor or an officer to whom such authority has been delegated may change the designated investment funds upon 30 days written notice to Participants. In the event more than one investment fund is designated, a Participant's Matching Contributions Account shall be treated as if invested in each investment fund in the same proportion that his Salary Deferral Contributions Account is deemed invested. The Plan Sponsor and the Trustee are not obligated to invest in any investment fund designated by the Plan Committee.

4.4      VALUATION OF THE SALARY DEFERRAL CONTRIBUTIONS ACCOUNTS

         An Active Participant or Inactive Participant or Beneficiary may elect from the investment funds designated by the Plan Sponsor, or an officer to whom such authority has been delegated, the investment funds in which his Salary Deferral Contributions Account will be deemed to be invested. Such selection shall be made by the Participant, Inactive Participant or Beneficiary on a form provided by the Plan Committee. At the close of each day, a Participant's Salary Deferral Contributions Account shall be credited with the income or losses that would have been earned or incurred if the Account had been invested in such investment funds selected by the Participant. The Participant may change the investment funds he elected on January 1, April 1, July 1, October 1, or any such other dates approved by the Plan Committee. A Participant may elect that his Salary Deferral Contributions Account be invested in more than one investment fund, provided that not less than 25 percent of his Account shall be deemed to be invested in a single investment fund. The Plan may change the designated investment funds. The Plan Sponsor or an officer whom such authority has been delegated shall provide each Participant with 30 days written notice prior to changing the designated investment funds. The Plan Sponsor or an authorized officer shall designate as permissible investment funds a guaranteed interest fund, an equity fund, and a government securities income fund as described below, and such other investments as the Plan Sponsor or an authorized officer shall deem prudent; provided, however, that securities issued by the Plan Sponsor shall not be part of a designated investment fund. Under no circumstances shall the Plan Sponsor, the Trustee, or the Plan Committee be obligated to actually invest any Contributions in the investment funds designated by a Participant or a Beneficiary.

         Upon becoming a Participant in the Plan in which his Salary Deferral Contributions Account shall be deemed to be invested, the Participant shall make an election as to the investment funds. If no election is made, all amounts in a Participant's Deferred Salary Contributions Account shall be deemed to be invested in the Guaranteed Interest Fund with a two year guarantee period.

4.5      GUARANTEED INTEREST FUND

         The guaranteed interest fund will be an investment fund, the assets of which will be invested in privately placed loans such as bonds and commercial mortgages. Participants may select between two year and five year guarantee periods.

4.6      EQUITY FUND

         The equity fund will be an investment fund, the assets of which will consist of such common or other forms of equity stocks.

4.7      GOVERNMENT SECURITIES INCOME FUND

         The government securities income fund will be an investment fund, the assets of which shall be invested in Government National Mortgage Association certificates.

                                   ARTICLE V

                   DETERMINATION AND DISTRIBUTION OF BENEFITS

5.1      VESTING OF ACCOUNTS

         Participants shall be vested in their Accounts in accordance with the following:

         (a) Participants shall always be 100% vested in their Salary Deferral Contributions Accounts without regard to their Years of Service.

         (b) Participants shall be vested in their Matching Contributions Accounts in accordance with the following schedule:

         Years of Service         Vested Percentage             Non-Vested
         ----------------         -----------------             ----------
                                                                Percentage
                                                                ----------
         Less than 1                         0%                     100%
         1 but less than 2                  20%                      80%
         2 but less than 3                  40%                      60%
         3 but less than 4                  60%                      40%
         4 but less than 5                  80%                      20%
         5 or more                         100%                       0%

         Notwithstanding any of the above, a Participant shall become fully vested upon reaching his sixty-fifth (65th) birthday provided he is employed by the Employer on such date.

         Notwithstanding the other provisions of this Section 5.1, in the event of a Change in Control a Participant shall be fully vested in his Matching Contributions Account.

5.2      FORFEITURES

         The nonvested portion of the Participant's Matching Contributions Account upon the Participant's termination of employment for reasons other than death, retirement or Disability shall become a Forfeiture on the date of such termination.

5.3      DETERMINATION OF BENEFITS UPON RETIREMENT

         Notwithstanding Section 5.1 hereof, a Participant who terminates his employment on or after his Normal Retirement Age shall be 100% vested in his Matching Contributions Account and shall be entitled to all amounts credited to his Account as of the date of distribution. The Participant's Account shall be distributed in accordance with Sections 5.6 and 5.7 hereof.

5.4      DETERMINATION OF BENEFITS UPON DEATH OR DISABILITY

         Notwithstanding Section 5.1 hereof, upon the death of a Participant before his termination of employment, his entire Account shall be 100% vested and paid to his Beneficiary. Upon the death of an Inactive Participant whose employment terminated prior to his death and whose Account had not been distributed to him prior to his death, the vested portion of his Account, determined as of the date of his termination of employment, shall be payable to his Beneficiary and the nonvested portion shall be forfeited. The Participant's Account shall be distributed in accordance with Sections 5.6 and
5.7 hereof.

         Notwithstanding Section 5.1 hereof, a Participant shall be 100% vested in his Matching Contributions Account upon his Disability prior to attaining his Normal Retirement Age and entitled to payment thereof.

5.5      DETERMINATION OF BENEFITS UPON TERMINATION OF EMPLOYMENT

         Upon the Participant's termination of employment before his Normal Retirement Date for any reason other than death or Disability, the Participant shall be entitled to the vested portion of his Account as of the date of termination of employment determined in accordance with Section 5.1 hereof. The Participant's Account shall be distributed in accordance with Sections 5.6 and 5.7 hereof.

5.6      TIMING OF DISTRIBUTIONS

         (a) Retirement, Disability or Death. Distributions of Account balances shall be made to Participants or Beneficiaries as soon as administratively feasible on or after the Participant's retirement, Disability or death. Participant's or their Beneficiary shall be entitled to the value of their vested Accounts as of the date of actual distribution.

         (b) Termination of Employment. Distributions on account of termination of employment for any reason other than death, Disability or retirement shall be made as soon as administratively feasible and Participants shall be entitled to the value of their vested Accounts as of the date of actual distribution.

5.7      FORM OF PAYMENT

         A Participant or Beneficiary entitled to receive a benefit under the Plan shall be paid such benefit in cash as a single-sum payment.

5.8      DESIGNATION OF BENEFICIARY

         Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits shall be paid if he dies before receipt of all such benefits. Each Beneficiary designation shall be in a form approved by the Plan Committee and will be effective only when filed with the Plan Committee during the Participant's lifetime. Each Beneficiary designation filed with the Plan Committee will cancel all Beneficiary designations previously filed with the Plan Committee.

         If a Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary dies before him or before complete distribution of such Participant's benefits, the Plan Committee in its discretion, shall, unless otherwise provided through a valid contingent Beneficiary designation, direct the distribution of such Participant's benefits (or the balance thereof) to the estate of the last to die of such Participant and his Beneficiary or Beneficiaries.

         Any designation of a spouse as a primary or contingent Beneficiary made by a Participant before or during marriage shall automatically become void upon final divorce of such Participant from such spouse.

5.9      DISTRIBUTION FOR MINOR BENEFICIARY

         In the event a distribution is to be made to a minor Beneficiary, or to the custodian for such minor Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides, such payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Employer, the Plan Committee, the Plan Sponsor and the Plan from further liability on account thereof.

5.10     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the amount payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Plan Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

5.11     BENEFITS PAYABLE FROM GENERAL ASSETS

         Amounts payable hereunder shall be from the Trust or the general assets of the Plan Sponsor, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account or other asset of the Plan Sponsor that may be looked to for payment. The Plan Sponsor's liability for the payment of benefits hereunder shall be evidenced only by this Plan.

                                   ARTICLE VI

                              FORMER PARTICIPANTS

6.1      YEARS OF SERVICE

         If any Inactive Participant is reemployed, Years of Service for benefits credited after his reemployment date shall not include Years of Service prior to his separation from service. An Inactive Participant shall become an Active Participant on the date after his reemployment that he is an Eligible Employee and executes a Salary Reduction Agreement. In the event an Inactive Participant did not receive his Accounts upon termination of employment, separate accounts shall be maintained for contributions credited prior to his termination of employment and contributions credited on his behalf after his later reemployment.

                                  ARTICLE VIII

                              PLAN ADMINISTRATION

7.1      ADMINISTRATION

         Subject to the provisions of this Article, the Plan Committee has complete control of the administration of the Plan. The Plan Committee has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Committee has the power to construe the Plan and to determine all questions that may arise under the Plan, including all legal and factual questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, or Spouse may become entitled. The Plan Committee's decisions upon all matters within the scope of its authority shall be final.

         Unless otherwise set out in the Plan, the Plan Committee may delegate recordkeeping and other duties that are necessary for the administration of the Plan to any person or firm that agrees to accept such duties. The Plan Committee shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or the actuary appointed by the Plan Committee and upon all opinions given by any counsel selected or approved by the Plan Committee.

         The Plan Committee shall receive all claims for benefits by Participants, former Participants, Beneficiaries and Spouses. The Plan Committee shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Committee may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

7.2      RECORDS

         All acts and determinations of the Plan Committee shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Committee's custody.

         Writing (handwriting, typing and printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

7.3      INFORMATION AVAILABLE

         Any Participant in the Plan or any Beneficiary may examine copies of the latest annual report, any bargaining agreement, this Plan or any other instrument under which the Plan was established or is operated. The Plan Committee shall maintain all of the items listed in this Section 7.3 in its office, or in such other place or places as it may designate. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Committee will furnish him with a copy of any of these items. The Plan Committee may make a reasonable charge to the requesting person for the copy.

7.4      POWERS AND RESPONSIBILITIES

         The Plan Committee shall periodically review the performance of any person to whom duties have been delegated or allocated by it under the provisions of the Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Plan Sponsor or by a qualified person specifically designated by the Plan Sponsor, through day-to-day conduct and evaluation, or through other appropriate means. The Plan Committee shall have no responsibility to periodically review the performance of any person to whom duties have been delegated or allocated by the Plan Sponsor or an Employee or at the direction of the Plan Sponsor.

7.5 ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY/COMPENSATION OF PLAN COMMITTEE

         The Board of Directors of the Plan Sponsor shall appoint one or more individuals to the Plan Committee. The Plan Committee shall have authority to assist in the administration of the Plan and shall be empowered to carry out the duties of the Plan Sponsor.

         Any person, including, but not limited to, the directors, shareholders, officers, and Employees of the Plan Sponsor shall be eligible to serve on the Plan Committee. A Participant shall not be eligible to be a member of the Plan Committee. A member of the Plan Committee may resign by delivering his written resignation to the Plan Sponsor or be removed by the Plan Sponsor by delivery of written notice of removal, to take effect at a date specified therein. The Plan Sponsor shall furnish the Trustee with proper written evidence of the names and individuals on the Plan Committee and of any resignations and replacements thereof. If at any time no person is acting as the Plan Committee, then the Plan Sponsor shall act as the Plan Committee and may appoint an officer of the Plan Sponsor to act on its behalf in such capacity.

         The Plan Committee shall select a Chairman from among its members. A Secretary shall also be appointed by the Plan Committee who may or may not be a member of the Plan Committee. The Chairman shall preside at all meetings of the Plan Committee unless, in his absence, a Vice Chairman selected by the Plan Committee presides. The Secretary shall keep all minutes of Plan Committee proceedings and such records and documents as are necessary for the proper administration of the Plan.

         Plan Committee members may receive reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of duties with the Plan; except that no person so serving on the Plan Committee who already receives full-time pay from the Plan Sponsor, shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

         Any bond which may be required by applicable laws or regulations for the performances of duties by members of the Plan Committee and all reasonable and necessary costs, expenses and liabilities incurred by the Plan Committee in the supervision and administration of the Plan shall be paid by the Plan Sponsor.

7.6      ALLOCATION AND DELEGATION OF RESPONSIBILITIES

         If more than one person is appointed to serve on the Plan Committee, the responsibilities of each member may be specified by the Plan Sponsor and accepted in writing by each member. In the event that no such delegation is made by the Plan Sponsor, the Plan

Committee members may, by written instrument, allocate the responsibilities among themselves, in which event the Plan Committee shall notify the Plan Sponsor and the Trustee in writing of such action and specify the responsibilities of each member of the Plan Committee. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate member of the Plan Committee until such time as the Plan Sponsor or the Plan Committee files with the Trustee a written revocation of such designation.

7.7      POWERS, DUTIES AND RESPONSIBILITIES

         The primary responsibility of the Plan Committee is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Committee shall administer the Plan in accordance with the terms hereof and shall have the power to determine all questions arising in connection with the administration, interpretation and application of the Plan. Any such determination by the Plan Committee shall be conclusive and binding upon all persons. The Plan Committee may correct any defect, supply any interpretation or omission, or reconcile any inconsistency or ambiguity in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan. The Plan Committee shall have all powers necessary or appropriate to accomplish its duties under the Plan.

         The Plan Committee shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

         (a) Determining all questions relating to the eligibility of Employees to participate or remain Participants hereunder;

         (b) Computing, certifying and directing the Plan Sponsor with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

         (c) Authorizing and directing the Plan Sponsor with respect to all nondiscretionary or otherwise directed disbursements;

         (d) Maintaining all necessary records for the administration of the Plan;

         (e) Interpreting the provisions of the Plan and making and publishing such rules for regulation of the Plan as are consistent with the terms hereof; and

         (f) Providing information to any Participant regarding his rights, benefits or elections available under the Plan.

7.8      APPOINTMENT OF ADVISORS

         The Plan Committee may appoint counsel, specialists, advisors and other persons as the Plan Committee deems necessary or desirable in connection with the administration of the Plan.

7.9      INFORMATION FROM PLAN SPONSOR

         To enable the Plan Committee to perform its functions, the Plan Sponsor shall supply full and timely information to the Plan Committee on all matters relating to the Compensation of all Participants, Years of Service, occurrences of retirement, death, Disability, or termination of employment, and such other pertinent facts and data as the Plan Committee may require. The Plan Committee may rely upon such information as is supplied by the Plan Sponsor and shall have no duty or responsibility to verify such information.

7.10     PAYMENT OF EXPENSES

         All expenses of administration shall be paid by the Plan Sponsor. The Plan Sponsor may direct the Plan Committee to reduce each Participant's Account for the expenses paid in the same proportion that the account bears to the aggregate of all Accounts. Such expenses shall include any expenses incident to the functioning of the Plan Committee, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan.

7.11     MAJORITY ACTIONS

         Except where there has been an allocation and delegation of administrative authority pursuant to Section 7.6 hereof, if there shall be more than one member of the Plan Committee, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

7.12     INDEMNIFICATION

         The Plan Sponsor shall indemnify each member of the Plan Committee from and against any and all liabilities, costs, or expenses incurred as a result of any act or omission to act in connection with the performance of fiduciary duties or responsibilities, if any, under this Plan and applicable laws and regulations, but not for liabilities and claims arising from such person's willful misconduct.

7.13     INTERPRETATION

         So far as possible, the Plan shall be interpreted and administered in a manner consistent with the intent and with the intention of the Employer that the Plan shall at all times fully comply with the requirements of applicable laws and regulations. Neither the Plan Sponsor nor the Plan Committee shall exercise any power or right to do or perform any act which is in conflict with or violates such laws and regulations. Any power or right granted under the Plan or retained by the Plan Sponsor shall be void to the extent that its exercise or retention shall violate laws or regulations.

7.14     CLAIMS PROCEDURE

         Claims for benefits under the Plan may be filed with the Plan Committee on forms supplied by the Plan Sponsor. Written notice of the disposition of claim shall be furnished to the Claimant within ninety (90) days after the application thereof is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the Claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the Claimant can perfect the claim will be provided. In addition, the Claimant shall be furnished with an explanation of the Plan's claims review procedure.

7.15     CLAIMS REVIEW PROCEDURE

         Any Participant, former Participant, or Beneficiary of either, who has been denied a benefit by a decision of the Plan Committee pursuant to Section
7.14 hereof shall be entitled to appeal such denial by filing with the Plan Committee a request for a hearing. Such appeal, together with a written statement of the reasons why the Claimant believes his claim should be allowed, shall be filed with the Plan Committee no later than sixty (60) days after receipt of the written notification provided for in Section 7.14 hereof. The Plan Committee shall then conduct a hearing within fifty (50) days after the timely filing of such appeal, at which time the Claimant may be represented by an attorney or any other representative of his choosing and at which time the Claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon five
(5) business days written notice to the Plan Committee) the Claimant and his representative shall have an opportunity to review all documents in the possession of the Plan Committee which are pertinent to the claim at issue and its disallowance. Either the Claimant or the Plan Committee may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance or disallowance of the claim shall be made by the Plan Committee within sixty (60) days of receipt of the appeal unless, prior to the expiration thereof, the Plan Committee notifies the Claimant in writing that it requires an extension of not more than sixty (60) days. Such final decision shall be communicated in writing to the Claimant, shall be written in a manner calculated to be understood by the Claimant, and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE VIII

                       AMENDMENT, TERMINATION AND MERGER

8.1      AMENDMENT

         The Plan Sponsor shall have the right at any time to amend the Plan, including any remedial retroactive changes to comply with the requirements of any law. No such amendment that affects the rights, duties or responsibilities of the Plan Committee may be made without the Plan Committee's written consent. Any such amendment shall become effective as provided therein upon its execution.

8.2      TERMINATION

         The Plan Sponsor shall have the right at any time to terminate the Plan by delivering to the Plan Committee written notice of such termination. All amounts credited to the affected Participants' Accounts shall become 100% vested and shall not thereafter be subject to Forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon termination of the Plan, the Plan Sponsor may direct that all benefits hereunder be paid to Participants or may direct that benefits be paid in accordance with Article V. If benefits are not distributed as a result of the termination of the Plan, the Accounts of Participants shall continue to be adjusted for earnings and losses as provided in Article IV until distributed.

8.3      SUCCESSOR PLAN SPONSOR

         In the event of the dissolution, merger, consolidation or reorganization of the Plan Sponsor, provisions may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Plan Sponsor under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Plan Sponsor under the Plan.

                                   ARTICLE IX

                                 MISCELLANEOUS

9.1      PARTICIPANT'S RIGHTS

         The Plan shall not be deemed to constitute a contract between the Plan Sponsor and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in the Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Plan Sponsor or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect that such discharge shall have upon him as a Participant of the Plan. Nothing contained in the Plan or Trust Agreement shall be deemed to give any Participant, Employee, or Beneficiary any right to or claim against any assets acquired by the Trust.

         Participants and Beneficiaries hereunder shall be unsecured creditors of the Plan Sponsor.

9.2      ALIENATION

         Subject to the exceptions provided below, no benefit of any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

9.3      CONSTRUCTION

         (a) Controlling Law. The Plan shall be construed and enforced according to laws of the State of Texas.

         (b) Headings. Headings of Articles and Sections hereof are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

         (c) Number and Gender. Words used in the singular herein shall be considered to include the plural and the plural to include the singular. The masculine gender, when appearing in the Plan, shall be deemed to include the feminine gender.

         (d) Words of Reference. The terms "hereof," "herein," "hereby," and derivative or similar words refer to the entire Plan.

         (e) Articles and Sections. The terms "Article" or "Section" refer to the specified Article or Section of the Plan, unless otherwise specified.

         (f) Illegal or Invalid Provisions. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

         (g) Plan Control. In the event of any conflict between the provisions of the Plan and the terms of any document, agreement, contract or policy related to this Plan, the provisions of the Plan shall control.

9.4      LEGAL ACTION

         In the event any claim, suit or proceeding is brought regarding the Plan established hereunder to which the Plan Committee may be a party, any and all costs, attorney's fees and other expenses pertaining thereto shall be paid by the Plan Sponsor, unless a trier of fact finds that the Plan Committee acted with willful misconduct and such findings form a part of a final judgment.

         The Plan, the Plan Committee and the Plan Sponsor are the necessary parties to any action or proceeding involving the Plan or administration of the Plan. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

9.5      RECEIPT AND RELEASE FOR PAYMENTS.

         Any payment to any Participant, his legal representative, Beneficiary, Spouse, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan Sponsor, the Employer, and the Plan Committee, any of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Plan Sponsor, the Employer or the Plan Committee.

         Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, or Spouse of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Plan Sponsor, the Plan Committee and the Employer arising under or by virtue of the Plan.

9.6      ACTION BY THE PLAN SPONSOR EMPLOYER

         Whenever the Plan Sponsor or Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.7      PROVISIONS RELATING TO OTHER PARTIES

         Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments and any other written agreements entered into with the Plan Sponsor.

         Such issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, or the Plan Committee have the authority to act in any particular manner or to make any contract or agreement.

         Until notice of any amendment or termination of this Plan has been received by an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated.

9.8      UNIFORMITY

         All provisions of the Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

9.9      NO GUARANTEE OF INTERESTS

         Neither the Plan Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to a Participant or Beneficiary. The liability of the Plan Sponsor to make any such payment under the Plan is limited to the then available assets of the Plan Sponsor.

         IN WITNESS WHEREOF, this Plan has been executed this 8th day of December, 1992.

                                                   PLAN SPONSOR:

                                                   CHIEF AUTO PARTS INC.



                                                   By: /s/ THOMAS BOLGER

                                                   Name:  Thomas Bolger

                                                   Title: Vice President

           FIRST AMENDMENT TO THE CHIEF AUTO PARTS INC. NONQUALIFIED
                           EXECUTIVE RETIREMENT PLAN

         This First Amendment is hereby adopted, made, and entered into by Chief Auto Parts Inc. (the "Plan Sponsor") in accordance with the terms and provisions of the Chief Auto Parts Inc. Nonqualified Executive Retirement Plan (the "Plan").

         1. Effective January 1, 1994, Section 3.2 of Article III of the Plan is hereby amended by amending and restating Section 3.2, which shall read in its entirety as follows:

         3.2     MATCHING CONTRIBUTIONS

                 The Employer may, for each Plan Year, credit the Matching Contributions Accounts of the Participants with an amount determined by the Board of Directors of the Employer in the sole discretion of the Board. The Matching Contributions for the Plan Year shall be credited to each Participant as follows:

                 (a) Matching Contributions. The Matching Contribution for the Plan Year, if any, shall be credited to the Matching Contributions Account of each Participant eligible to share in such contribution pursuant to
                          Section 3.2(b) hereof by June 30 following the end of the Plan Year, in the same proportion that such Participant's Salary Deferral Contributions for the Plan Year bears to the Salary Deferral Contributions of all such Participants made to the Plan for such Plan Year. Provided, however, that Salary Deferral Contributions in excess of 10% of such Participant's Compensation for the Plan Year will not be considered for purposes of this Subsection (a).

                 (b) Requirements for Sharing in Matching Contributions. The Matching Contributions shall be credited to: (1) Participants who made Salary Deferral Contributions during the Plan Year and who are still employed by the Employer at the end of the Plan Year; and (2) Inactive Participants who were Participants in the Plan during the Plan Year, who made Salary Deferral Contributions during the Plan Year, and who have terminated employment with the Employer due to retirement on or after Normal Retirement Age, death or Disability.

         2.      All other terms and provisions of the Plan remain unchanged.

                 IN WITNESS WHEREOF, the Plan Sponsor has caused this First Amendment to be executed by a duly authorized officer as of December 30, 1993.

                                        CHIEF AUTO PARTS INC.


                                        By: /s/ DAVID H. EISENBERG
                                            -----------------------------
                                            President and Chief Executive
                                            Officer